Select*Life NY

Issued by
ReliaStar Life Insurance Company of New York
Variable Life Separate Account I
of
ReliaStar Life Insurance Company of New York

Supplement dated October 12, 2001, to the Prospectus dated May 1, 2001.

This supplement updates and replaces certain information contained in your May 1, 2001, prospectus. Please read it carefully and keep it with your prospectus for future reference.

1.	In the first paragraph of the "Illustration of Level Amount Option" subsection on page 22 of the prospectus, the fourth sentence is hereby deleted and replaced with the following:

Each additional dollar added to the Accumulation Value above $40,000 will increase the Death Benefit by $2.50.

2.	In the second paragraph of the "Illustration of Level Amount Option" subsection on page 22 of the prospectus, the first sentence is hereby deleted and replaced with the following:

Similarly, as long as the Accumulation Value exceeds $40,000, each dollar taken out of the Accumulation Value will reduce the Death Benefit by $2.50.

3.	In the first paragraph of the "Illustration of Variable Amount Option" subsection on pages 22 and 23 of the prospectus, the sixth sentence is hereby deleted and replaced with the following:

Each additional dollar of Accumulation Value above $66,667 will increase the Death Benefit by $2.50.

4.	In the second paragraph of the "Illustration of Variable Amount Option" subsection on page 23 of the prospectus, the first sentence is hereby deleted and replaced with the following:

Similarly, any time the Accumulation Value exceeds $66,667, each dollar taken out of the Accumulation Value will reduce the Death Benefit by $2.50.